EXHIBIT B - FORM OF ASSIGNMENT OF IP

                         Technology Assignment Agreement

This Technology Assignment Agreement ("Agreement") is entered into effective March 14, 2002. between UNITED COMMUNICATIONS HUB, INC., a California
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corporation ("Company") and DATA-DISK TECHNOLOGY, INC., a Delaware corporation
("Developer").

     1.   Assignment Developer hereby assigns to the Company exclusively
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throughout the world all right, title and interest (choate and inchoate) in (i)
the subject matter referred to in Exhibit A("Technology"), (ii) all precursors,
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portions and work in progress with respect thereto and all inventions, works of authorship, mask works, technology, information, know-how, materials and tools relating thereto or to the development, support or maintenance thereof and (iii) all copyrights, patent rights, trade secrets, trademark rights, mask works rights and all other intellectual and industrial property rights of any sort and all business, contract rights, causes of action and goodwill in, incorporated or embodied in, used to develop, or related to any of the foregoing (collectively "Intellectual Property").

     2.   Consideration. The Company agrees to issue to Developer 150,000 shares
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of common stock of the Company effective as of the date of this Agreement pursuant to the Asset Purchase Agreement of even date between the Company and Developer. Such shares shall be the only consideration required of the Company with respect to the subject matter of this Agreement.

     3.   Further Assurances: Competition: Marketing. Developer agrees to assist
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the Company in every legal way to evidence, record and perfect the Section I assignment and to apply for any obtain recordation of and from time to time enforce, maintain, and defend the assigned rights. If the Company is unable for any reason whatsoever to secure the Developer's signature to any document it is entitled to under the Section 3, Developer hereby irrevocably designates and appoints the Company and its duly authorized officer and agents, as its agents and attorneys-in-fact with full power of substitution to act for and on its behalf and instead of Developer, to execute and file any such document or documents and to do all other lawful permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by Developer.

     4.   Confidential Information. Developer will not use or disclose anything
          -------------------------
assigned to the Company hereunder or any other technical or business information or plans of the Company, except to the extent Developer can document that it is generally available (through no fault of Developer) for use and disclosure by the public without any chare, license or restriction. Developer recognizes and agrees that there is no adequate remedy at law for a breach of this Section 4, that such a breach would irreparably harm the Company and that the Company is entitled to equitable relief (including, without limitations, injunctions) with respect to any such breach or potential breach in addition to any other remedies.

     5.   Warranty. Developer represents and warrants to the Company that the
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Developer: (i) was the sole owner of all rights, title and interest in the
Intellectual Property and the Technology, (ii) has not assigned, transferred, licensed, pledged or otherwise encumbered any Intellectual Property or the Technology or agreed to do so, (iii) has full power and authority to enter into this Agreement and to make the assignment as provided in Section 1, (iv) is not aware of any violation, infringement or misappropriation of any third party's rights (or any claim thereof) by the Intellectual Property or the Technology, and (vi) is not aware of any questions or challenges with respect to the patentability or validity of any claims of any existing patents or patent applications relating to the Intellectual Property.

     6.   Miscellaneous. This Agreement is not assignable or transferable by
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Developer without the prior written consent of the Company; any attempt to do so shall be void. Any notice, report, approval or consent required or permitted hereunder shall be in writing and will be deemed to have been duly given if delivered personally or mailed by first-class, registered or certified U.S.
mail, postage prepaid to the


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respective addresses of the parties as set below (or such other address as a party may designate on ten (10) days notice). No failure to exercise, and no delay in exercising, on the part of either party, any privilege, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder prelude further exercise of nay other right hereunder. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary to that this agreement shall otherwise remaining full force and effect and enforceable. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. The prevailing party to any action to enforce this Agreement shall be entitled to recover costs and expenses including, without limitation, attorneys' fees. The terms of this Agreement are confidential to the Company and no press release or other written or oral disclosure of any nature regarding the compensation terms of this Agreement shall be made by Developer without the Company's prior written approval; however, approval for such disclosure shall be deemed given to the extent such disclosure is required to comply without governmental rules. Any waivers or amendments shall be effective only if made in writing and signed by a representative of the respective parties authorized to bind the parties. Both parties agree that this Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications related to the subject matter of this Agreement,

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

UNITED COMMUNICATIONS HUB, INC.,       DATA-DISK TECHNOLOGY, INC.,
A California Corporation               A Delaware Corporation


By: /s/ Larry Wilcox                   By: /s/Thomas Francis Clark
--------------------------------       -----------------------------------------
    Larry Wilcox, CEO                      Thomas F. Clark, CEO


                      Exhibit A - Description of Technology

          Compact, mobile universal digital products with a large capacity for memory and delivery of a wide array of digital information and data, including - but to limited to -mobile digital computing disks capable of storing an individual's complete medical records or an individual's genome (DNA make-up).


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                              ASSIGNMENT OF PATENT

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned DATA-DISK TECHNOLOGY, INC., a Delaware corporation ("Assignor") hereby assigns to UNITED COMMUNICATOS HUB, INC., a California corporation ("Assignee") all right, title and interest in and to letters of patent of the United States No. 5,731,629 dated March 24, 1998 issued to Lloyd Harold Woodward and assigned to Assignor for "personal memory devices carried by an individual which can be read and written to."


Executed on March 13, 2002.
                  --
                                       DATA-DISK TECHNOLOGY, INC.,
                                       A Delaware Corporation


                                       By:  /s/  Thomas Francis Clark
                                           -------------------------------------
                                            Tom Clark, CEO

                    [Attach Acknowledgement of Notary Public]
                     ----------------------------------------

                           /s/  illegible
                           Commission expires 12/31/03


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                            ASSIGNMENT OF TRADEMARK

     For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned DATA-DISK TECHNOLOGY, INC., a Delaware corporation ("Assignor") hereby assigns to UNITED COMMUNICATIOS HUB, INC., a California corporation ("Assignee") all right, title and interest in and to the trademark/servicemark "Memory Beyond Words" which is registered under Reg. No. 2,135,456 dated February 10, 1998, in the United States Patent and Trademark Office.


     Executed on March 13, 2002.
                       --

                                       DATA-DISK TECHNOLOGY, INC.,
                                       A Delaware Corporation


                                       By:  /s/  Thomas Francis Clark
                                           -------------------------------------
                                            Tom Clark, CEO

                    [Attach Acknowledgement of Notary Public]
                    -----------------------------------------

                           /s/ illegible
                           Commission expires 12/31/03

                             ASSIGNMENT OF TRADEMARK

     For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned DATA-DISK TECHNOLOGY, INC., a Delaware corporation ("Assignor") hereby assigns to UNITED COMMUNICATIOS HUB, INC., a California corporation ("Assignee") all right, title and interest in and to the trademark "Medi-Tag" which was published on May 28, 1996, as Serial No. 74/646,213 in accordance with Section 12(a) of the Trademark Act of 1946, as amended and which
is registered under No.           dated          in the United States Patent and
                        ----------     ----------
Trademark Office,


     Executed on March 13, 2002.
                       --

                                       DATA-DISK TECHNOLOGY, INC.,
                                       A Delaware Corporation



                                       By:  /s/ Tom  Francis Clark
                                           -------------------------------------
                                            Tom Clark, CEO


                    [Attach Acknowledgement of Notary Public
                    ----------------------------------------

                           /s/  illegible
                           Commission expires 12/31/03


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